UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2016, Endurance International Group Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and the Company’s stockholders approved an amendment and restatement of the Company’s 2013 Stock Incentive Plan (the “2013 Plan”).

The purpose of the modifications to the 2013 Plan were to (i) increase the number of shares of common stock authorized for issuance under the 2013 Plan from 18,000,000 to 38,000,000, (ii) set an annual limit on awards that may be granted to any non-employee director under the 2013 Plan, (iii) set an annual limit on awards that may be granted per participant and add performance criteria upon which performance goals may be based with respect to performance awards granted under the 2013 Plan, (iv) set an annual limit on cash payments made pursuant to awards under the 2013 Plan that are subject to the achievement of performance goals, and (v) extend the term of the 2013 Plan so that it expires on May 25, 2026.

The material terms of the 2013 Plan are summarized on pages 53-64 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2016 (the “Proxy Statement”), which description is incorporated by reference herein. This description is qualified in its entirety by reference to the Amended and Restated 2013 Stock Incentive Plan, a copy of which is included as Appendix A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 26, 2016, the Company’s stockholders voted on the following proposals:

1.	The Company’s stockholders elected the three nominees listed below as Class III directors to the Company’s board of directors, each for a three year term ending at the Company’s 2019 annual meeting of stockholders. The voting results were as follows:

Nominees	For	Withheld	Broker Non-Votes
Joseph DiSabato	103,385,830	23,645,979	4,898,079
James Neary	119,873,853	7,157,956	4,898,079
Hari Ravichandran	126,551,731	480,078	4,898,079

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
103,174,527	23,836,857	20,425	4,898,079

3.	The stockholders recommended, on an advisory basis, a frequency of every one year for future executive compensation advisory votes. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
126,999,359	3,978	8,756	19,716	4,898,079

4.	The stockholders approved the amendment and restatement of the 2013 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
103,631,678	23,382,260	17,871	4,898,079

5.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified. The voting results were as follows:

For	Against	Abstain
131,677,329	232,203	20,356

Consistent with the stated preference of the Company’s stockholders and the recommendation of the Company’s board of directors on the frequency of future executive compensation advisory votes, the Company intends to hold an advisory vote on executive compensation on an annual basis, until such time as another advisory vote is held on the frequency of future executive compensation advisory votes, which is required to occur no later than the Company’s annual meeting of stockholders in 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: May 31, 2016
/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer